SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                        CHORUS COMMUNICATIONS GROUP, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                 NOTICE OF 98 ANNUAL MEETING & PROXY STATEMENT



                                     [LOGO]
                                     CHORUS
                           COMMUNICATIONS GROUP, LTD.

                     DIRECTIONS TO MARRIOTT - MADISON WEST


                             MADISON MARRIOTT WEST
                           1313 JOHN Q. HAMMONS DRIVE
                           MIDDLETON, WISCONSIN 53562
                                  608-831-2000

                            [GRAPHIC OMITTED - MAP]




TAKE EXIT 252 -- GREENWAY BLVD.
OFF OF THE WEST BELTLINE FREEWAY
================================================================================
          IF YOU HAVE ANY QUESTIONS, PLEASE CALL OUR SHAREOWNER SERVICES
          NUMBER: (800) 468-9716.
================================================================================

                        CHORUS COMMUNICATIONS GROUP, LTD.
                              POST OFFICE BOX 46520
                          MADISON, WISCONSIN 53744-6520


                                 March 23, 1998



Dear Shareholder:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Chorus Communications Group, Ltd. ("Chorus") to be held on Monday, April 20, 1998, at 7:30 p.m., at the Marriott - Madison West, located in the Middleton Greenway Center, 1313 John Q. Hammons Drive, Middleton, Wisconsin (see map on reverse page).

     The business items to be acted on during the meeting are listed in the Notice of Annual Meeting and are described more fully in the Proxy Statement. Following the business session, we will report to you on the Company's progress during the past year and receive your questions and comments concerning Chorus.

     YOUR VOTE IS VERY IMPORTANT. We hope you will take a few minutes to review the proxy statement and complete, sign and return your proxy card in the envelope provided or vote by telephone (a new service available to our shareholders) in accordance with the instructions on the enclosed proxy card, even if you plan to attend the meeting. Please note that sending us your proxy or voting by telephone will not prevent you from voting in person at the meeting should you wish to do so.

     To assist us in our preparation for refreshments following the meeting, we would appreciate your marking your proxy card in the space provided or completing the relevant vote by telephone instructions if you plan to attend the meeting.

     Thank you for your support of Chorus.

                                          Very truly yours,

                                          /s/ Dean W. Voeks

                                          Dean W. Voeks
                                          Chief Executive Officer

                        CHORUS COMMUNICATIONS GROUP, LTD.
                              POST OFFICE BOX 46520
                          MADISON, WISCONSIN 53744-6520

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        MONDAY, APRIL 20, 1998, 7:30 P.M.

     The Annual Meeting of Shareholders of CHORUS COMMUNICATIONS, GROUP, LTD., a Wisconsin corporation (the "Company"), will be held at the Marriott - Madison West, Middleton Greenway Center, 1313 John Q. Hammons Drive, Middleton, Wisconsin, on Monday, April 20, 1998 at 7:30 p.m. for the following purposes:

     1. To elect two Directors -- the names of the nominees for Directors intended to be presented for election are as follows:

               Douglas J. Timmerman; and
               Dean W. Voeks.

     2. To consider and transact any other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

     Only shareholders of record at the close of business on March 20, 1998 will be entitled to vote at the meeting. All shareholders are requested to be present at the meeting in person or by proxy. Enclosed is a proxy card, which includes directions to vote by telephone, if desired.

                                        By order of the Board of Directors,

                                        /s/ Fredrick E. Urben

                                        Fredrick E. Urben, Secretary

March 23, 1998

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

     Please mark your voting choices, sign, date and return your proxy card promptly in the enclosed envelope, or vote by telephone. If you attend the meeting, you may vote by ballot, thereby canceling any proxy you have previously submitted.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 20, 1998

                               ------------------

     This Proxy Statement is furnished to shareholders of Chorus Communications Group, Ltd. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Shareholders to be held at 7:30 p.m., Monday, April 20, 1998, at the Marriott - Madison West, Middleton Greenway Center, 1313 John Q. Hammons Drive, Middleton, Wisconsin (the "Annual Meeting"). Shareholders of record at the close of business on March 20, 1998 will be entitled to vote at the Annual Meeting. This statement was mailed to each shareholder on approximately March 25, 1998.


                                     PROXIES

     Whether or not you expect to be present personally at the Annual Meeting, please mark, sign, date and return by mail the enclosed form of Proxy, or vote by telephone. Any shareholder giving a Proxy has the power to revoke it at any time before it is voted by: (1) giving notice in writing to the Company's Secretary; (2) granting a subsequent proxy; or (3) appearing in person and voting at the Annual Meeting. All proxies not so revoked will be voted.

     The costs of soliciting proxies will be borne by the Company. Proxies may be solicited by mail, by telephone or by personal contact by the directors, officers and regular employees of the Company.

     Only shareholders of record on March 20, 1998 will be eligible to vote at the Annual Meeting. As of the record date, there were 2,704,303 shares of common stock of the Company outstanding. Each share outstanding is entitled to one vote at the Annual Meeting. The nominees for directors receiving a plurality of the votes cast by the outstanding common stock will be elected. ABSTENTIONS ARE COUNTED FOR PURPOSES OF DETERMINING WHETHER A QUORUM EXISTS AT THE ANNUAL MEETING. ABSTENTIONS HAVE NO EFFECT ON ANY VOTE TAKEN AT THE ANNUAL MEETING. BROKER NON-VOTES HAVE NO EFFECT ON EITHER QUORUM DETERMINATIONS OR VOTES TAKEN.

     A copy of the Company's Annual Report to Shareholders for 1997 is included with this Proxy Statement.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE ON THE WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE COMPANY'S FORM 10-K REPORT (NOT INCLUDING EXHIBITS THERETO) FOR 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUEST SHOULD BE SENT TO THE OFFICE OF THE SECRETARY OF CHORUS COMMUNICATIONS GROUP, LTD, P.O. BOX 46520, MADISON, WISCONSIN 53744-6520.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     The Board of Directors consists of five members. Each director is required to be a resident of the State of Wisconsin and a shareholder of the Company. At the time of Chorus' formation in 1997, the terms of office for the directors were staggered, so that only one or two directors need be elected in any one year. Beginning in 1998, each director, when duly elected and qualified, has a term of office of three years or until his or her successor is elected and qualified.

     Under the terms of the Company's Bylaws, nominations for the Board of Directors made by shareholders must be in writing and delivered or mailed to the principal executive offices of the Company between January 1 and February 28 of the year of the Company's Annual Meeting of Shareholders at which such nomination is to be acted upon.

     Any nomination for the Board of Directors made by a shareholder must contain the name, date of birth, and address of the proposed nominee, the principal occupation of the nominee for the last five years, the name and address of the nominating shareholder, and the number of shares of capital stock of the Company owned by the proposed nominee and nominating shareholder.

     This year the terms of office for two directors will expire on Monday, April 20, 1998. It is intended that proxies in the form enclosed granted by the shareholders will be voted, unless otherwise noted, in favor of electing the below named persons as directors, each of whom has consented to being named in this Proxy Statement and serving if elected. Each nominee is currently a member of the Board of Directors. If any nominee shall for any reason become unavailable for election, it is the intention of those named on the Proxy Card to vote for the election of such other person as may be designated by the Board of Directors. Management has no reason to believe that any of the nominees will be unavailable for election.

     The following table sets forth the names of the nominees and the current directors who will continue in office after the Annual Meeting, their ages (as of March 31, 1998), information as to their business experience for the last five years (unless otherwise noted), and the year they first became directors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED.


                        NOMINEES -- TERM EXPIRING IN 2001

                                                                        DIRECTOR
NAME (AGE) AND BUSINESS EXPERIENCE                                        SINCE
----------------------------------                                        -----

DOUGLAS J. TIMMERMAN (57) ................................................. 1997
CEO, AnchorBank and Anchor BanCorp Wisconsin, Inc.; a director of
Mid-Plains, Inc. ("Mid-Plains") (1997) and President and a director of Pioneer Communications, Inc. ("Pioneer") (1987), subsidiaries of the
Company; a director of The Farmers Telephone Company ("Farmers") (1976), a subsidiary of Pioneer; also a director of AnchorBank, Anchor BanCorp
Wisconsin, Inc., Credit Bureau of Madison, Federal Home Loan Bank of
Chicago and Wisconsin Cheeseman, Inc.

DEAN W. VOEKS (55) ........................................................ 1997
Chief Executive Officer of the Company; President and a director of the following subsidiaries of the Company: Mid-Plains (1991), Mid-Plains Communications Systems, Inc. ("MPCS") (1991), Executive System & Software,
Inc., d/b/a The ComputerPLUS (1998), IntraNet, Inc. (1998) and Pioneer
(1997); also a director of First Business Bank of Madison.


                  CONTINUING DIRECTORS -- TERM EXPIRING IN 1999

                                                                        DIRECTOR
NAME (AGE) AND BUSINESS EXPERIENCE                                       SINCE
----------------------------------                                       -----

G. BURTON BLOCH (76) ...................................................... 1997
Retired dentist; Secretary and a director of Pioneer (1987), and Farmers
(1975).

CHARLES MAULBETSCH (63) ................................................... 1997
A Vice-President of Middleton Community Bank from January 1, 1995 until his retirement December 31, 1995; prior to that a Bank Consultant; also a director of Mid-Plains (1981), and Middleton Community Bank.


                 CONTINUING DIRECTORS -- TERM EXPIRING IN 2000

                                                                        DIRECTOR
NAME (AGE) AND BUSINESS EXPERIENCE                                       SINCE
----------------------------------                                       -----

HAROLD L. (LEE) SWANSON (60) .............................................. 1997
President of State Bank of Cross Plains; a director of Mid-Plains (1981) and MPCS (1981); also a director of State Bank of Cross Plains and Madison
Gas & Electric. Chairman of the Compensation Committee.

                        SECURITY OWNERSHIP OF MANAGEMENT

     At January 31, 1998, each director and each executive officer named in the Summary Compensation Table and all directors and executive officers of the Company as a group beneficially owned common stock of the Company as listed in the following table. To our knowledge, no shareholder owned 5 percent or more of the Company's outstanding common stock as of January 31, 1998.


                                                     SHARES           PERCENT
      NAME OF BENEFICIAL OWNER                BENEIFICIALLY OWNED     OF CLASS
      ------------------------------------   ---------------------   ---------
      G. Burton Bloch ....................          17,955(1)            0.7%
      Howard G. Hopeman ..................           7,659(2)            0.3%
      Charles Maulbetsch .................          25,500(2)            0.9%
      Daniel J. Stein ....................           2,015(2)            0.1%
      Harold L. (Lee) Swanson ............           8,000(2)            0.3%
      Douglas J. Timmerman ...............          22,908(3)            0.8%
      Dean W. Voeks ......................           2,304(2)(4)         0.1%
      All directors and executive officers
       as a group (9 persons) ............         108,290               4.0%

------------------

1. Includes 17,843 shares of Company common stock in a family trust in which Mr. Bloch has a pecuniary interest, voting and investment power, and 112 shares of Company common stock in a partnership in which Mr. Bloch has a pecuniary interest, voting and investment power.

2. Includes 5,244, 500, 900, 5,515 and 1,037 shares of Company common stock in self-directed Individual Retirement Accounts, to which Messrs. Hopeman, Maulbetsch, Stein, Swanson and Voeks, respectively, have voting and investment power.

3. Includes 22,712 shares of Company common stock in a family partnership in which Mr. Timmerman has a pecuniary interest, voting and investment power, 112 shares of Company common stock in a partnership in which Mr. Timmerman has a pecuniary interest, voting and investment power, and 84 shares of Company common stock in custodial ownership form in which Mr. Timmerman has voting and investment power.

4. Includes 150 shares of Company common stock in a Supplemental Retirement Plan to which Mr. Voeks has voting and investment power.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 ("Annual Statement of Changes in Beneficial Ownership") were required, the Company believes that during 1997 all required filings were made in a timely fashion except for the following: one Form 3 ("Initial Statement of Beneficial Ownership of Securities") for Mr. Stein was inadvertently filed late.


                        BOARD OF DIRECTORS AND COMMITTEES

     Effective June 1, 1997, the date of the reorganization of Mid-Plains and Pioneer as subsidiaries of Chorus (the "Mergers"), the total annual director fees that Messrs. Bloch, Maulbetsch, Swanson and Timmerman receive for serving on Chorus' Board, and any subsidiary boards, was set at $20,000. In addition, Mr. Bloch receives officer salaries totaling $5,500 for serving as Secretary of Pioneer and Farmers. Mr. Timmerman receives an officer salary of $3,400 for serving as President of Pioneer. Mr. Voeks did not receive any director fees. The Chorus Board of Directors met three times in 1997. All directors attended more than 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board in which they served.

     The Company has standing Audit and Compensation Committees.

     The members of the AUDIT COMMITTEE are Messrs. Maulbetsch and Swanson. The Audit Committee's function is to meet with management and the independent public accountants to review with them the scope and results of their audits, the Company's accounting practices, and the adequacy of the Company's internal controls. The Audit Committee held three meetings in 1997.

     The members of the COMPENSATION COMMITTEE are Messrs. Bloch, Maulbetsch, Swanson and Timmerman. The Compensation Committee determines the compensation of the Chief Executive Officer and reviews compensation guidelines for all other employees. The Compensation Committee held its first meeting in 1998.


                        COMPENSATION COMMITTEE INTERLOCKS
                                       AND
                              INSIDER PARTICIPATION

     Mr. Bloch, a member of the Compensation Committee, is Secretary of Pioneer and Farmers. Mr. Timmerman is President of Pioneer.


                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation for the fiscal years 1995, 1996 and 1997 of the Chief Executive Officer and two other executive officers whose compensation exceeded $100,000 for fiscal year 1997.


                           SUMMARY COMPENSATION TABLE


                                  ANNUAL COMPENSATION
                              -------------------------      ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY     BONUS      COMPENSATION(2)
---------------------------   ----   --------   -------     -------------
Dean W. Voeks:                1997   $150,000   $45,000       $9,500
 Chief Executive Officer      1996   $145,000   $35,000       $7,560
                              1995   $140,000   $25,000       $6,930

Howard G. Hopeman:            1997   $100,500   $20,000       $7,691
 Executive Vice President     1996   $ 97,000   $15,000       $4,704
 and Chief Financial          1995   $ 93,500   $11,000       $4,389
 Officer

Daniel J. Stein:              1997   $ 86,000   $10,000       $6,079
 Executive Vice President     1996   $ 83,000   $ 2,500       $3,218
 of MPCS                      1995   $ 80,000   $ 5,000       $3,570

------------------
2. Company matching contribution to defined contribution 401(k) benefit plan.

                      REPORT OF THE COMPENSATION COMMITTEE

     In February 1997, prior to the Mergers, the 1997 salary for Mr. Voeks, Chief Executive Officer, was set by Mid-Plains' Compensation Committee. This committee included Messrs. Maulbetsch and Swanson and the other Mid-Plains outside directors. Mid-Plains' Compensation Committee considered performance factors such as revenues, earnings and other available financial criteria in determining his salary.

     At the time the 1997 salary level was set for Mr. Voeks, Mid-Plains' Compensation Committee reviewed Company performance for 1996. The information showed a 10% increase in revenues for 1996 over 1995 and Income before Extraordinary Item as being level between 1996 and 1995.

     In March 1998, Chorus' Compensation Committee reviewed Mr. Voeks' 1997 salary and set a bonus for 1997 at $45,000. The bonus was determined based on a comparison of Mr. Voeks' compensation level with those of chief executive officers included in two compensation surveys prepared by independent telephone company associations. Chorus' Compensation Committee determined that Mr. Voeks' compensation level should be at the 90 percent level of these studies because the studies included many smaller rural telephone companies and cooperatives. In addition, Chorus' Compensation Committee reviewed salary information from a survey of similar sized electronic and technology companies.

     Mr. Voeks sets the salaries for other executive officers and determines their bonuses based on Company performance and pre-established goals.


                             COMPENSATION COMMITTEE


                 G. BURTON BLOCH          HAROLD L. (LEE) SWANSON
                 CHARLES MAULBETSCH       DOUGLAS J. TIMMERMAN

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     Security and Exchange Commission rules require that the Company show a graphical comparison of the total return on its common stock for the last five fiscal years with the total returns of a broad market index and a more narrowly focused industry or group index. (Total return is defined as the return on common stock including dividends and stock price appreciation, assuming reinvestment of dividends.) The Company has selected the Standard & Poors (S&P) 500 Index for the broad market index, and an S&P 500 Telephone Index as the industry index. These indices were selected because of their broad availability and recognition. The Company was formed on June 1, 1997 as a result of the Mergers. The total return for the Company is based on the total return on Chorus' common stock beginning June 1997 and Mid-Plains' common stock prior to the June 1997 Mergers. The following chart compares the total return of an investment of $100 in Company (Chorus/Mid-Plains) common stock on December 31, 1992, with like returns for the S&P 500 and S&P 500 Telephone indices.



                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                                CHORUS/MID-PLAINS
                        S&P 500 AND S&P TELEPHONE INDICES


                          [PLOT POINTS GRAPH OMITTED]

               S&P 500       S&P 500        CHORUS/
                INDEX    TELEPHONE INDEX   MID-PLAINS
                -----    ---------------   ----------
Base Period      100          100            100
1993             110          115            127
1994             112          111            147
1995             153          167            173
1996             189          168            186
1997             252          235            186

PENSION PLAN AND SUPPLEMENTAL RETIREMENT PLAN

     Mid-Plains has a defined benefit pension plan covering the employees of its telephone operations. Retirement benefits are based upon years of service with Mid-Plains and final five-year average annual salary. On December 17, 1996, Mid-Plains amended its pension plan to provide for its termination. Pension benefits ceased to accrue to employees as of April 15, 1997, the effective date of pension plan termination. Regulatory approval is pending. Messrs. Hopeman, Stein and Voeks are covered under the plan.

     Two officers of Mid-Plains are also covered under a nonqualified supplemental retirement plan which provides a supplemental retirement benefit. The plan requires an annual contribution of $44,190 and $31,970 for Mr. Voeks and Mr. Hopeman, respectively, until age 60. The participants' benefits are based on Mid-Plains' contribution plus income earned.


MANAGEMENT CONTINUITY PLAN

     Chorus has severance pay agreements ("Agreements") with Messrs. Hopeman, Stein and Voeks and one other executive officer. The purpose of the Agreements is to encourage the executive officers to continue to carry out their duties in the event of the possibility of a change in control of the Company.

     Benefits are payable under the Agreements only if a change in control has occurred and within three years after such change the executive's employment is terminated: (a) by the Company or its successor for reasons other than "cause"; or (b) voluntarily by the executive for "good reason," in each case as defined in the Agreements. The principal benefit under the Agreement is a lump-sum payment equal to 2.99 times the executive's annual compensation. Each of the Agreements is automatically extended annually, unless either the Company or the respective employee gives a written notice of cancellation of such automatic extension.


                 RECEIPT OF SHAREHOLDERS' PROPOSALS AND DIRECTOR
                       NOMINATIONS FOR NEXT ANNUAL MEETING

     Any shareholder satisfying Security and Exchange Commission requirements and wishing to submit a proposal to be included in the 1999 Proxy Statement must submit the proposal in writing to: Secretary, Chorus Communications Group, Ltd., Post Office Box 46520, Madison, Wisconsin 53744-6520. The Company must receive any such proposal by December 15, 1998 in order to have such proposal considered for inclusion in the 1999 Proxy Statement.

     Shareholder nominations for directors, whose terms will expire in 2002, to be elected at the 1999 Annual Meeting of Shareholders, must be submitted in the manner described in the section captioned "Election of Directors" above between January 1, 1999, and February 28, 1999.


                                 OTHER BUSINESS

     The Board of Directors does not know of any business that will be presented for consideration at the Annual Meeting except as set forth above. However, if any other business is properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their judgment in such matters.

     The Board of Directors has selected Kiesling Associates LLP to audit the consolidated financial statements of the Company and its subsidiaries for 1998. Kiesling Associates LLP, the Company's independent public accountant in 1997, is expected to have a representative present at the Annual Meeting who may make a statement and will be available to respond to appropriate questions.

                                        FOR THE BOARD OF DIRECTORS

                                        /s/ Dean W. Voeks

                                        Dean W. Voeks, Chief Executive Officer

March 23, 1998

                                     [LOGO]
                                     CHORUS
                           COMMUNICATIONS GROUP, LTD.


         8501 EXCELSIOR DRIVE * MADISON, WISCONSIN 53717 * 800-468-9716

                        CHORUS COMMUNICATIONS GROUP, LTD.
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, APRIL 20, 1998


The undersigned hereby appoints G. Burton Bloch and Charles Maulbetsch, or either of them ("Appointed Proxies"), with power of substitution to each, to vote all shares of the undersigned at the Annual Meeting of Shareholders ("Meeting") of Chorus Communications Group, Ltd. to be held on Monday, April 20, 1998 at 7:30 p.m. CST, or at any adjournment(s) thereof, as follows:


1. ELECTION OF DIRECTORS:

     [ ] FOR ELECTING (01) DOUGLAS J. TIMMERMAN
         AND (02) DEAN W. VOEKS
         EACH FOR A THREE-YEAR TERM

     [ ] WITHHOLD AUTHORITY TO VOTE
         FOR (01) DOUGLAS J. TIMMERMAN AND
         (02) DEAN W. VOEKS

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------
If any other business is brought before the Meeting or any adjournment(s) thereof, this Proxy will be voted in the discretion of the Appointed Proxies.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTING EACH OF THE NOMINEES.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

--------------------------------------------------------------------------------

                                     [LOGO]
                                     CHORUS
                           COMMUNICATIONS GROUP, LTD.

              VOTE BY TELEPHONE                             --------------------
        QUICK *** EASY *** IMMEDIATE                        COMPANY #
CALL TOLL FREE *** ON A TOUCH TONE TELEPHONE                CONTROL #
          1-800-240-6326 -- ANYTIME                         --------------------


Your telephone vote authorizes the Appointed Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Using a touch-tone telephone, dial 1-800-240-6326. You may dial this TOLL FREE number at your convenience 7 days/week, 24 hours/day. When prompted, enter the 3 digit Company Number located in the box on the upper right hand corner of the proxy card. When prompted, enter the 7 digit NUMERICAL Control # that follows the Company Number. Follow the simple instructions to complete your vote.

Should you wish to change a previously cast vote, please re-phone in your vote. The last voting instructions received will be the vote placed with the tabulator. The deadline for telephone voting is noon (ET) one business day prior to the Meeting.

             IF YOU VOTE BY TELEPHONE, DO NOT MAIL BACK YOUR PROXY.
                              THANK YOU FOR VOTING

                               PLEASE DETACH HERE
--------------------------------------------------------------------------------

                                 ATTENDANCE CARD

                                 ANNUAL MEETING
                                 OF SHAREHOLDERS

                                     CHORUS
                                 COMMUNICATIONS
                                   GROUP, LTD.


                                 APRIL 20, 1998
                                    7:30 P.M.


                             Marriott - Madison West
                           1313 John Q. Hammons Drive
                           Middleton, Wisconsin 53562

                               PLEASE DETACH HERE
--------------------------------------------------------------------------------

                         (CONTINUED FROM REVERSE SIDE)

THIS PROXY, SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WILL BE VOTED AS DIRECTED. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEES AS DIRECTORS.

The undersigned ratifies that all the Appointed Proxies, or their substitutes, or anyone of them may lawfully do by virtue hereof, and revokes any proxies previously given to vote at the Meeting or adjournment(s).

                                            Please mark an (X) in the box to the
                                            right if you plan to attend the
                                            meeting. [ ]

                                            Dated                         , 1998
                                                  -----------------------


                                            ------------------------------------
                                            (Signature)


                                            ------------------------------------
                                            (Signature)

                                            Please sign exactly as name(s)
                                            appear to the left. When signing in
                                            fiduciary or representative
                                            capacity, please add your full
                                            title. If shares are registered in
                                            more than one name, all holders must
                                            sign. If signature is for a
                                            corporation, the handwritten
                                            signature and title of an authorized
                                            officer are required, together with
                                            the full corporate name.

                                            PLEASE COMPLETE, SIGN AND MAIL THIS
                                            PROXY IN THE ENCLOSED POSTAGE-PAID
                                            ENVELOPE